Exhibit 99.2

BB&T Corporation
Quarterly Performance Summary
Third Quarter 2016

i

ii

BB&T Corporation
Financial Highlights
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended			Year-to-Date
	September 30%			September 30%
	2016	2015	Change	2016	2015	Change
Summary Income Statement
Interest income	$1,835	$1,687	8.8%	$5,440	$4,740	14.8%
Interest expense	185	186	(0.5)	565	544	3.9
Net interest income - taxable equivalent	1,650	1,501	9.9	4,875	4,196	16.2
Less: Taxable-equivalent adjustment	40	37	8.1	119	108	10.2
Net interest income	1,610	1,464	10.0	4,756	4,088	16.3
Provision for credit losses	148	103	43.7	443	299	48.2
Net interest income after provision for credit losses	1,462	1,361	7.4	4,313	3,789	13.8
Noninterest income	1,164	988	17.8	3,310	3,004	10.2
Noninterest expense	1,711	1,594	7.3	5,053	4,669	8.2
Income before income taxes	915	755	21.2	2,570	2,124	21.0
Provision for income taxes	273	222	23.0	771	543	42.0
Net income	642	533	20.5	1,799	1,581	13.8
Noncontrolling interests	—	4	(100.0)	9	36	(75.0)
Preferred stock dividends	43	37	16.2	123	111	10.8
Net income available to common shareholders	599	492	21.7	1,667	1,434	16.2
Per Common Share Data
Earnings:
Basic	$0.74	$0.64	15.6%	$2.08	$1.95	6.7%
Diluted	0.73	0.64	14.1	2.05	1.92	6.8
Cash dividends declared	0.30	0.27	11.1	0.85	0.78	9.0
Common equity	33.27	31.56	5.4	33.27	31.56	5.4
Tangible common equity (1)	20.31	19.77	2.7	20.31	19.77	2.7

End of period shares outstanding	811,424	780,150	4.0	811,424	780,150	4.0
Weighted average shares:
Basic	812,521	764,435	6.3	802,694	737,141	8.9
Diluted	823,106	774,023	6.3	812,407	746,822	8.8
Performance Ratios
Return on average assets	1.15%	1.04%		1.10%	1.09%
Return on average risk-weighted assets	1.45	1.32		1.40	1.37
Return on average common shareholders' equity	8.87	8.14		8.52	8.45
Return on average tangible common shareholders' equity (2)	15.20	13.23		14.48	13.32
Net interest margin - taxable equivalent	3.39	3.35		3.41	3.31
Fee income ratio-GAAP (3)	41.9	40.3		41.0	42.4
Efficiency ratio-GAAP (3)	61.7	65.0		62.6	65.8
Efficiency ratio-adjusted (4)	58.7	59.8		59.1	59.6
Credit Quality
Nonperforming assets as a percentage of:
Total assets	0.38%	0.36%		0.38%	0.36%
Loans and leases plus foreclosed property	0.59	0.55		0.59	0.55
Net charge-offs as a percentage of average loans and leases	0.37	0.32		0.37	0.33
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.06	1.08		1.06	1.08
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	2.00x	2.49x		2.00x	2.49x
Average Balances
Total assets	$222,065	$203,531	9.1%	$218,535	$193,346	13.0%
Total securities (5)	47,152	43,048	9.5	46,749	41,643	12.3
Loans and leases	143,689	132,499	8.4	140,815	124,975	12.7
Deposits	159,503	143,837	10.9	156,580	135,131	15.9
Common shareholders' equity	26,824	23,957	12.0	26,142	22,690	15.2
Shareholders' equity	29,916	26,612	12.4	29,120	25,363	14.8
Period-End Balances
Total assets	$222,622	$208,809	6.6%	$222,622	$208,809	6.6%
Total securities (5)	47,199	43,494	8.5	47,199	43,494	8.5
Loans and leases	145,112	136,967	5.9	145,112	136,967	5.9
Deposits	159,915	147,827	8.2	159,915	147,827	8.2
Common shareholders' equity	26,999	24,621	9.7	26,999	24,621	9.7
Shareholders' equity	30,091	27,264	10.4	30,091	27,264	10.4
Capital Ratios - Preliminary
Risk-based:
Common equity Tier 1	10.1%	10.1%		10.1%	10.1%
Tier 1	11.8	11.7		11.8	11.7
Total	14.0	14.2		14.0	14.2
Leverage	9.8	9.9		9.8	9.9
Applicable ratios are annualized.
(1) Tangible common equity per share is a non-GAAP measure. See the calculations and management's reasons for using this measure in the Capital Information - Five Quarter Trend section of this supplement.

(2) Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.

(3) The calculations for the fee income ratio and the efficiency ratio have been revised to use net interest income as reported instead of net interest income on a taxable equivalent basis. Prior periods have been revised to conform to the current presentation.

(4) The adjusted efficiency ratio is a non-GAAP measure and excludes certain items as detailed in the Non-GAAP Reconciliations section of this supplement. During the third quarter of 2016, the calculation was revised and prior periods were adjusted to conform to the current presentation. See the calculations and management's reasons for using this measure in the Non-GAAP reconciliations section of this supplement. The adjusted fee income ratio is no longer presented.

(5) Excludes trading securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

BB&T Corporation
Financial Highlights - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2016	2016	2016	2015	2015
Summary Income Statement
Interest income	$1,835	$1,845	$1,760	$1,733	$1,687
Interest expense	185	188	192	191	186
Net interest income - taxable equivalent	1,650	1,657	1,568	1,542	1,501
Less: Taxable-equivalent adjustment	40	40	39	38	37
Net interest income	1,610	1,617	1,529	1,504	1,464
Provision for credit losses	148	111	184	129	103
Net interest income after provision for credit losses	1,462	1,506	1,345	1,375	1,361
Noninterest income	1,164	1,130	1,016	1,015	988
Noninterest expense	1,711	1,797	1,545	1,597	1,594
Income before income taxes	915	839	816	793	755
Provision for income taxes	273	252	246	251	222
Net income	642	587	570	542	533
Noncontrolling interests	—	3	6	3	4
Preferred stock dividends	43	43	37	37	37
Net income available to common shareholders	599	541	527	502	492
Per Common Share Data
Earnings:
Basic	$0.74	$0.67	$0.67	$0.64	$0.64
Diluted	0.73	0.66	0.67	0.64	0.64
Cash dividends declared	0.30	0.28	0.27	0.27	0.27
Common equity	33.27	32.72	32.14	31.66	31.56
Tangible common equity (1)	20.31	19.75	20.36	19.82	19.77

End of period shares outstanding	811,424	814,500	782,379	780,337	780,150
Weighted average shares:
Basic	812,521	814,261	781,193	780,261	764,435
Diluted	823,106	823,682	790,176	790,244	774,023
Performance Ratios
Return on average assets	1.15%	1.06%	1.09%	1.03%	1.04%
Return on average risk-weighted assets	1.45	1.38	1.37	1.29	1.32
Return on average common shareholders' equity	8.87	8.21	8.45	8.06	8.14
Return on average tangible common shareholders' equity (2)	15.20	14.33	13.87	13.37	13.23
Net interest margin - taxable equivalent	3.39	3.41	3.43	3.35	3.35
Fee income ratio-GAAP (3)	41.9	41.2	39.9	40.3	40.3
Efficiency ratio-GAAP (3)	61.7	65.4	60.7	63.4	65.0
Efficiency ratio-adjusted (4)	58.7	59.6	58.8	59.2	59.8
Credit Quality
Nonperforming assets as a percentage of:
Total assets	0.38%	0.40%	0.42%	0.34%	0.36%
Loans and leases plus foreclosed property	0.59	0.62	0.67	0.52	0.55
Net charge-offs as a percentage of average loans and leases	0.37	0.28	0.46	0.38	0.32
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.06	1.06	1.10	1.07	1.08
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	2.00x	1.90x	1.89x	2.53x	2.49x
Average Balances
Total assets	$222,065	$223,399	$210,102	$209,217	$203,531
Total securities (5)	47,152	48,510	44,580	43,468	43,048
Loans and leases	143,689	143,097	135,628	136,190	132,499
Deposits	159,503	160,338	149,867	148,491	143,837
Common shareholders' equity	26,824	26,519	25,076	24,736	23,957
Shareholders' equity	29,916	29,610	27,826	27,378	26,612
Period-End Balances
Total assets	$222,622	$221,859	$212,405	$209,947	$208,809
Total securities (5)	47,199	47,006	46,480	43,827	43,494
Loans and leases	145,112	144,711	136,671	136,986	136,967
Deposits	159,915	159,238	150,500	149,124	147,827
Common shareholders' equity	26,999	26,651	25,146	24,703	24,621
Shareholders' equity	30,091	29,743	28,239	27,340	27,264
Capital Ratios - Preliminary
Risk-based:
Common equity Tier 1	10.1%	10.0%	10.4%	10.3%	10.1%
Tier 1	11.8	11.7	12.2	11.8	11.7
Total	14.0	13.9	14.6	14.3	14.2
Leverage	9.8	9.6	10.1	9.8	9.9
Applicable ratios are annualized.
(1) Tangible common equity per share is a non-GAAP measure. See the calculations and management's reasons for using this measure in the Capital Information - Five Quarter Trend section of this supplement.

(2) Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.

(3) The calculations for the fee income ratio and the efficiency ratio have been revised to use net interest income as reported instead of net interest income on a taxable equivalent basis. Prior periods have been revised to conform to the current presentation.

(4) The adjusted efficiency ratio is a non-GAAP measure and excludes certain items as detailed in the Non-GAAP Reconciliations section of this supplement. During the third quarter of 2016, the calculation was revised and prior periods were adjusted to conform to the current presentation. See the calculations and management's reasons for using this measure in the Non-GAAP reconciliations section of this supplement. The adjusted fee income ratio is no longer presented.

(5) Excludes trading securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

BB&T Corporation
Consolidated Statements of Income
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended				Year-to-Date
	Sept. 30		Change		Sept. 30		Change
	2016	2015	$	%	2016	2015	$	%
Interest Income
Interest and fees on loans and leases	$1,524	$1,412	$112	7.9%	$4,475	$3,898	$577	14.8%
Interest and dividends on securities	262	232	30	12.9	803	704	99	14.1
Interest on other earning assets	9	6	3	50.0	43	30	13	43.3
Total interest income	1,795	1,650	145	8.8	5,321	4,632	689	14.9
Interest Expense
Interest on deposits	62	61	1	1.6	190	171	19	11.1
Interest on short-term borrowings	2	1	1	100.0	7	3	4	133.3
Interest on long-term debt	121	124	(3)	(2.4)	368	370	(2)	(0.5)
Total interest expense	185	186	(1)	(0.5)	565	544	21	3.9
Net Interest Income	1,610	1,464	146	10.0	4,756	4,088	668	16.3
Provision for credit losses	148	103	45	43.7	443	299	144	48.2
Net Interest Income After Provision for Credit Losses	1,462	1,361	101	7.4	4,313	3,789	524	13.8
Noninterest Income
Insurance income	410	354	56	15.8	1,294	1,216	78	6.4
Service charges on deposits	172	167	5	3.0	492	466	26	5.6
Mortgage banking income	154	111	43	38.7	356	351	5	1.4
Investment banking and brokerage fees and commissions	101	105	(4)	(3.8)	300	307	(7)	(2.3)
Trust and investment advisory revenues	68	63	5	7.9	197	176	21	11.9
Bankcard fees and merchant discounts	61	57	4	7.0	177	162	15	9.3
Checkcard fees	50	45	5	11.1	145	127	18	14.2
Operating lease income	34	32	2	6.3	103	91	12	13.2
Income from bank-owned life insurance	35	29	6	20.7	97	86	11	12.8
FDIC loss share income, net	(18)	(58)	40	(69.0)	(142)	(201)	59	(29.4)
Securities gains (losses), net	—	(2)	2	(100.0)	45	(3)	48	NM
Other income	97	85	12	14.1	246	226	20	8.8
Total noninterest income	1,164	988	176	17.8	3,310	3,004	306	10.2
Noninterest Expense
Personnel expense	1,006	882	124	14.1	2,960	2,576	384	14.9
Occupancy and equipment expense	203	183	20	10.9	588	516	72	14.0
Software expense	63	50	13	26.0	167	140	27	19.3
Loan-related expense	33	38	(5)	(13.2)	101	113	(12)	(10.6)
Outside IT services	51	35	16	45.7	136	94	42	44.7
Professional services	27	42	(15)	(35.7)	75	101	(26)	(25.7)
Amortization of intangibles	38	29	9	31.0	112	73	39	53.4
Regulatory charges	41	25	16	64.0	103	73	30	41.1
Foreclosed property expense	9	15	(6)	(40.0)	28	42	(14)	(33.3)
Merger-related and restructuring charges, net	43	77	(34)	(44.2)	158	115	43	37.4
Loss (gain) on early extinguishment of debt	—	—	—	NM	(1)	172	(173)	(100.6)
Other expense	197	218	(21)	(9.6)	626	654	(28)	(4.3)
Total noninterest expense	1,711	1,594	117	7.3	5,053	4,669	384	8.2
Earnings
Income before income taxes	915	755	160	21.2	2,570	2,124	446	21.0
Provision for income taxes	273	222	51	23.0	771	543	228	42.0
Net income	642	533	109	20.5	1,799	1,581	218	13.8
Noncontrolling interests	—	4	(4)	(100.0)	9	36	(27)	(75.0)
Preferred stock dividends	43	37	6	16.2	123	111	12	10.8
Net income available to common shareholders	$599	$492	$107	21.7%	$1,667	$1,434	$233	16.2%
Earnings Per Common Share
Basic	$0.74	$0.64	$0.10	15.6%	$2.08	$1.95	$0.13	6.7%
Diluted	0.73	0.64	0.09	14.1	2.05	1.92	0.13	6.8
Weighted Average Shares Outstanding
Basic	812,521	764,435	48,086	6.3	802,694	737,141	65,553	8.9
Diluted	823,106	774,023	49,083	6.3	812,407	746,822	65,585	8.8
NM - not meaningful

BB&T Corporation
Consolidated Statements of Income - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2016	2016	2016	2015	2015
Interest Income
Interest and fees on loans and leases	$1,524	$1,509	$1,442	$1,449	$1,412
Interest and dividends on securities	262	286	255	237	232
Interest on other earning assets	9	10	24	9	6
Total interest income	1,795	1,805	1,721	1,695	1,650
Interest Expense
Interest on deposits	62	64	64	62	61
Interest on short-term borrowings	2	3	2	1	1
Interest on long-term debt	121	121	126	128	124
Total interest expense	185	188	192	191	186
Net Interest Income	1,610	1,617	1,529	1,504	1,464
Provision for credit losses	148	111	184	129	103
Net Interest Income After Provision for Credit Losses	1,462	1,506	1,345	1,375	1,361
Noninterest Income
Insurance income	410	465	419	380	354
Service charges on deposits	172	166	154	165	167
Mortgage banking income	154	111	91	104	111
Investment banking and brokerage fees and commissions	101	102	97	91	105
Trust and investment advisory revenues	68	67	62	64	63
Bankcard fees and merchant discounts	61	60	56	56	57
Checkcard fees	50	50	45	47	45
Operating lease income	34	35	34	33	32
Income from bank-owned life insurance	35	31	31	27	29
FDIC loss share income, net	(18)	(64)	(60)	(52)	(58)
Securities gains (losses), net	—	—	45	—	(2)
Other income	97	107	42	100	85
Total noninterest income	1,164	1,130	1,016	1,015	988
Noninterest Expense
Personnel expense	1,006	1,039	915	893	882
Occupancy and equipment expense	203	194	191	192	183
Software expense	63	53	51	52	50
Loan-related expense	33	36	32	37	38
Outside IT services	51	44	41	41	35
Professional services	27	26	22	29	42
Amortization of intangibles	38	42	32	32	29
Regulatory charges	41	32	30	28	25
Foreclosed property expense	9	8	11	11	15
Merger-related and restructuring charges, net	43	92	23	50	77
Loss (gain) on early extinguishment of debt	—	—	(1)	—	—
Other expense	197	231	198	232	218
Total noninterest expense	1,711	1,797	1,545	1,597	1,594
Earnings
Income before income taxes	915	839	816	793	755
Provision for income taxes	273	252	246	251	222
Net income	642	587	570	542	533
Noncontrolling interests	—	3	6	3	4
Preferred stock dividends	43	43	37	37	37
Net income available to common shareholders	$599	$541	$527	$502	$492
Earnings Per Common Share
Basic	$0.74	$0.67	$0.67	$0.64	$0.64
Diluted	0.73	0.66	0.67	0.64	0.64
Weighted Average Shares Outstanding
Basic	812,521	814,261	781,193	780,261	764,435
Diluted	823,106	823,682	790,176	790,244	774,023

BB&T Corporation
Lines of Business Financial Performance - Preliminary
(Dollars in millions)

	Quarter Ended
Community Banking	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2016	2016	2016	2015	2015
Net interest income (expense)	$570	$532	$529	$492	$449
Net intersegment interest income (expense)	402	391	389	361	323
Segment net interest income	972	923	918	853	772
Allocated provision for credit losses	(3)	23	(10)	39	4
Noninterest income	317	305	288	301	303
Intersegment net referral fees (expenses)	41	40	30	30	35
Noninterest expense	446	434	422	404	379
Amortization of intangibles	16	18	19	14	9
Allocated corporate expenses	338	330	332	309	305
Income (loss) before income taxes	533	463	473	418	413
Provision (benefit) for income taxes	195	168	172	156	153
Segment net income (loss)	$338	$295	$301	$262	$260
Identifiable segment assets (period end)	$71,034	$66,680	$66,546	$67,063	$57,364

	Quarter Ended
Residential Mortgage Banking	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2016	2016	2016	2015	2015
Net interest income (expense)	$344	$333	$332	$336	$337
Net intersegment interest income (expense)	(225)	(223)	(227)	(225)	(221)
Segment net interest income	119	110	105	111	116
Allocated provision for credit losses	9	10	11	8	10
Noninterest income	116	82	71	78	93
Intersegment net referral fees (expenses)	—	1	—	1	1
Noninterest expense	10	87	76	78	85
Amortization of intangibles	—	—	—	—	—
Allocated corporate expenses	28	25	26	25	22
Income (loss) before income taxes	188	71	63	79	93
Provision (benefit) for income taxes	71	27	24	30	35
Segment net income (loss)	$117	$44	$39	$49	$58
Identifiable segment assets (period end)	$34,266	$33,606	$33,208	$33,364	$32,973

	Quarter Ended
Dealer Financial Services	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2016	2016	2016	2015	2015
Net interest income (expense)	$229	$226	$229	$231	$221
Net intersegment interest income (expense)	(39)	(39)	(40)	(39)	(38)
Segment net interest income	190	187	189	192	183
Allocated provision for credit losses	76	58	76	77	67
Noninterest income	1	—	1	—	—
Intersegment net referral fees (expenses)	—	—	—	—	—
Noninterest expense	39	36	35	40	38
Amortization of intangibles	—	—	—	—	—
Allocated corporate expenses	11	11	11	9	10
Income (loss) before income taxes	65	82	68	66	68
Provision (benefit) for income taxes	25	31	26	25	26
Segment net income (loss)	$40	$51	$42	$41	$42
Identifiable segment assets (period end)	$15,090	$14,463	$14,692	$15,130	$13,794

	Quarter Ended
Specialized Lending	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2016	2016	2016	2015	2015
Net interest income (expense)	$194	$186	$178	$178	$171
Net intersegment interest income (expense)	(72)	(69)	(68)	(65)	(60)
Segment net interest income	122	117	110	113	111
Allocated provision for credit losses	23	17	18	12	8
Noninterest income	83	73	65	71	58
Intersegment net referral fees (expenses)	—	—	—	—	—
Noninterest expense	73	72	65	71	62
Amortization of intangibles	2	1	1	1	1
Allocated corporate expenses	22	19	18	16	17
Income (loss) before income taxes	85	81	73	84	81
Provision (benefit) for income taxes	21	20	17	21	20
Segment net income (loss)	$64	$61	$56	$63	$61
Identifiable segment assets (period end)	$20,418	$19,739	$18,155	$18,243	$17,669
Lines of business results are preliminary.

BB&T Corporation
Lines of Business Financial Performance - Preliminary
(Dollars in millions)

	Quarter Ended
Insurance Holdings	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2016	2016	2016	2015	2015
Net interest income (expense)	$1	$1	$—	$—	$1
Net intersegment interest income (expense)	1	1	1	2	2
Segment net interest income	2	2	1	2	3
Allocated provision for credit losses	—	—	—	—	—
Noninterest income	412	465	421	388	353
Intersegment net referral fees (expenses)	—	—	—	—	—
Noninterest expense	332	350	299	295	284
Amortization of intangibles	15	18	11	12	12
Allocated corporate expenses	28	28	28	24	25
Income (loss) before income taxes	39	71	84	59	35
Provision (benefit) for income taxes	16	27	31	23	14
Segment net income (loss)	$23	$44	$53	$36	$21
Identifiable segment assets (period end)	$3,343	$3,590	$2,800	$2,804	$2,668

	Quarter Ended
Financial Services	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2016	2016	2016	2015	2015
Net interest income (expense)	$65	$68	$63	$60	$54
Net intersegment interest income (expense)	96	91	88	85	81
Segment net interest income	161	159	151	145	135
Allocated provision for credit losses	32	6	90	(3)	22
Noninterest income	226	210	197	210	226
Intersegment net referral fees (expenses)	7	5	3	11	4
Noninterest expense	191	189	182	168	176
Amortization of intangibles	1	1	1	1	1
Allocated corporate expenses	38	37	37	34	34
Income (loss) before income taxes	132	141	41	166	132
Provision (benefit) for income taxes	49	53	15	62	50
Segment net income (loss)	$83	$88	$26	$104	$82
Identifiable segment assets (period end)	$17,760	$17,569	$17,977	$16,646	$15,680

	Quarter Ended
Other, Treasury & Corporate (1)(2)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2016	2016	2016	2015	2015
Net interest income (expense)	$207	$271	$198	$207	$231
Net intersegment interest income (expense)	(163)	(152)	(143)	(119)	(87)
Segment net interest income	44	119	55	88	144
Allocated provision for credit losses	11	(3)	(1)	(4)	(8)
Noninterest income	9	(5)	(27)	(33)	(45)
Intersegment net referral fees (expenses)	(48)	(46)	(33)	(42)	(40)
Noninterest expense	582	587	434	509	541
Amortization of intangibles	4	4	—	4	6
Allocated corporate expenses	(465)	(450)	(452)	(417)	(413)
Income (loss) before income taxes	(127)	(70)	14	(79)	(67)
Provision (benefit) for income taxes	(104)	(74)	(39)	(66)	(76)
Segment net income (loss)	$(23)	$4	$53	$(13)	$9
Identifiable segment assets (period end)	$60,711	$66,212	$59,027	$56,697	$68,661

	Quarter Ended
Total BB&T Corporation	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2016	2016	2016	2015	2015
Net interest income (expense)	$1,610	$1,617	$1,529	$1,504	$1,464
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income	1,610	1,617	1,529	1,504	1,464
Allocated provision for credit losses	148	111	184	129	103
Noninterest income	1,164	1,130	1,016	1,015	988
Intersegment net referral fees (expenses)	—	—	—	—	—
Noninterest expense	1,673	1,755	1,513	1,565	1,565
Amortization of intangibles	38	42	32	32	29
Allocated corporate expenses	—	—	—	—	—
Income (loss) before income taxes	915	839	816	793	755
Provision (benefit) for income taxes	273	252	246	251	222
Segment net income (loss)	$642	$587	$570	$542	$533
Identifiable segment assets (period end)	$222,622	$221,859	$212,405	$209,947	$208,809
(1) Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.
(2) The financial information related to National Penn's operations was included in the Other, Treasury & Corporate segment for the second quarter of 2016 and is presented in the other segments following the systems conversion date in July 2016.

BB&T Corporation
Consolidated Balance Sheets - Five Quarter Trend
(Dollars in millions)
	As of
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2016	2016	2016	2015	2015
Assets
Cash and due from banks	$1,850	$1,958	$1,825	$2,123	$1,538
Interest-bearing deposits with banks	930	510	786	1,435	1,115
Federal funds sold and securities purchased under resale agreements or similar arrangements	192	145	167	153	127
Restricted cash	654	846	666	456	578
Securities available for sale at fair value	29,449	28,244	27,129	25,297	24,249
Securities held to maturity at amortized cost	17,750	18,762	19,351	18,530	19,245
Loans and leases:
Commercial:
Commercial and industrial	51,779	52,103	48,727	48,430	48,095
CRE-income producing properties	14,624	14,872	13,728	13,421	13,313
CRE-construction and development	3,864	3,690	3,416	3,732	3,807
Dealer floor plan	1,288	1,308	1,266	1,215	1,093
Direct retail lending	12,022	12,025	11,085	11,140	10,626
Sales finance	9,964	9,429	9,784	10,327	10,772
Revolving credit	2,561	2,512	2,449	2,510	2,429
Residential mortgage	30,369	30,650	29,998	30,533	31,070
Other lending subsidiaries	14,945	14,528	13,587	13,521	13,235
Acquired from FDIC and PCI	1,007	1,109	1,056	1,122	1,075
Total loans and leases held for investment	142,423	142,226	135,096	135,951	135,515
Loans held for sale	2,689	2,485	1,575	1,035	1,452
Total loans and leases	145,112	144,711	136,671	136,986	136,967
Allowance for loan and lease losses	(1,511)	(1,507)	(1,488)	(1,460)	(1,458)
Premises and equipment	2,059	2,088	2,001	2,007	2,038
Goodwill	9,627	9,621	8,559	8,548	8,498
Core deposit and other intangible assets	892	946	656	686	700
Mortgage servicing rights at fair value	828	785	860	880	848
Other assets	14,790	14,750	15,222	14,306	14,364
Total assets	$222,622	$221,859	$212,405	$209,947	$208,809
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$51,000	$49,180	$47,258	$45,695	$44,700
Interest checking	27,709	28,528	25,915	25,410	23,574
Money market and savings	64,090	64,064	60,349	60,461	61,689
Time deposits	17,116	17,466	16,978	17,558	17,864
Total deposits	159,915	159,238	150,500	149,124	147,827
Short-term borrowings	4,064	1,472	4,130	3,593	2,581
Long-term debt	22,776	24,435	22,823	23,769	24,883
Accounts payable and other liabilities	5,776	6,971	6,713	6,121	6,254
Total liabilities	192,531	192,116	184,166	182,607	181,545
Shareholders' equity:
Preferred stock	3,053	3,053	3,054	2,603	2,603
Common stock	4,057	4,073	3,912	3,902	3,901
Additional paid-in capital	9,233	9,311	8,360	8,365	8,344
Retained earnings	14,459	14,104	13,791	13,464	13,172
Accumulated other comprehensive loss	(750)	(837)	(917)	(1,028)	(796)
Noncontrolling interests	39	39	39	34	40
Total shareholders' equity	30,091	29,743	28,239	27,340	27,264
Total liabilities and shareholders' equity	$222,622	$221,859	$212,405	$209,947	$208,809

BB&T Corporation
Average Balance Sheets
(Dollars in millions)
	Quarter Ended				Year-to-Date
	September 30		Change		September 30		Change
	2016	2015	$	%	2016	2015	$	%
Assets
Securities at amortized cost (1):
U.S. Treasury	$3,460	$2,745	$715	26.0%	$2,832	$2,602	$230	8.8%
U.S. government-sponsored entities (GSE)	2,786	5,395	(2,609)	(48.4)	4,012	5,396	(1,384)	(25.6)
Mortgage-backed securities issued by GSE	37,987	31,329	6,658	21.3	36,895	30,090	6,805	22.6
States and political subdivisions	2,356	2,264	92	4.1	2,392	2,170	222	10.2
Non-agency mortgage-backed	502	736	(234)	(31.8)	555	770	(215)	(27.9)
Other	61	579	(518)	(89.5)	63	615	(552)	(89.8)
Total securities	47,152	43,048	4,104	9.5	46,749	41,643	5,106	12.3
Other earning assets	3,068	2,917	151	5.2	3,229	2,524	705	27.9
Loans and leases:
Commercial:
Commercial and industrial	51,508	46,462	5,046	10.9	50,393	43,502	6,891	15.8
CRE-income producing properties	14,667	12,514	2,153	17.2	14,316	11,315	3,001	26.5
CRE-construction and development	3,802	3,502	300	8.6	3,697	3,003	694	23.1
Dealer floor plan	1,268	1,056	212	20.1	1,270	1,035	235	22.7
Direct retail lending	11,994	9,926	2,068	20.8	11,712	8,862	2,850	32.2
Sales finance	9,339	10,386	(1,047)	(10.1)	9,685	9,788	(103)	(1.1)
Revolving credit	2,537	2,421	116	4.8	2,492	2,390	102	4.3
Residential mortgage	30,357	30,384	(27)	(0.1)	30,231	30,224	7	—
Other lending subsidiaries	14,742	12,837	1,905	14.8	14,050	11,958	2,092	17.5
Acquired from FDIC and PCI	1,052	1,052	—	—	1,093	1,087	6	0.6
Total loans and leases held for investment	141,266	130,540	10,726	8.2	138,939	123,164	15,775	12.8
Loans held for sale	2,423	1,959	464	23.7	1,876	1,811	65	3.6
Total loans and leases	143,689	132,499	11,190	8.4	140,815	124,975	15,840	12.7
Total earning assets	193,909	178,464	15,445	8.7	190,793	169,142	21,651	12.8
Nonearning assets	28,156	25,067	3,089	12.3	27,742	24,204	3,538	14.6
Total assets	$222,065	$203,531	$18,534	9.1%	$218,535	$193,346	$25,189	13.0%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$50,559	$44,153	$6,406	14.5%	$48,528	$41,802	$6,726	16.1%
Interest checking	27,754	22,593	5,161	22.8	27,246	21,396	5,850	27.3
Money market and savings	64,335	59,306	5,029	8.5	62,658	54,962	7,696	14.0
Time deposits	15,818	16,837	(1,019)	(6.1)	16,931	16,212	719	4.4
Foreign office deposits - interest-bearing	1,037	948	89	9.4	1,217	759	458	60.3
Total deposits	159,503	143,837	15,666	10.9	156,580	135,131	21,449	15.9
Short-term borrowings	2,128	3,572	(1,444)	(40.4)	2,615	3,397	(782)	(23.0)
Long-term debt	23,428	23,394	34	0.1	23,203	23,019	184	0.8
Accounts payable and other liabilities	7,090	6,116	974	15.9	7,017	6,436	581	9.0
Total liabilities	192,149	176,919	15,230	8.6	189,415	167,983	21,432	12.8
Shareholders' equity	29,916	26,612	3,304	12.4	29,120	25,363	3,757	14.8
Total liabilities and shareholders' equity	$222,065	$203,531	$18,534	9.1%	$218,535	$193,346	$25,189	13.0%
Average balances exclude basis adjustments for fair value hedges.
(1) Excludes trading securities.

BB&T Corporation
Average Balance Sheets - Five Quarter Trend
(Dollars in millions)
	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2016	2016	2016	2015	2015
Assets
Securities at amortized cost (1):
U.S. Treasury	$3,460	$2,252	$2,777	$2,794	$2,745
U.S. government-sponsored entities (GSE)	2,786	4,199	5,065	5,165	5,395
Mortgage-backed securities issued by GSE	37,987	38,911	33,774	32,442	31,329
States and political subdivisions	2,356	2,555	2,266	2,306	2,264
Non-agency mortgage-backed	502	526	636	697	736
Other	61	67	62	64	579
Total securities	47,152	48,510	44,580	43,468	43,048
Other earning assets	3,068	3,215	3,404	3,493	2,917
Loans and leases:
Commercial:
Commercial and industrial	51,508	51,646	48,013	48,047	46,462
CRE-income producing properties	14,667	14,786	13,490	13,264	12,514
CRE-construction and development	3,802	3,669	3,619	3,766	3,502
Dealer floor plan	1,268	1,305	1,239	1,164	1,056
Direct retail lending	11,994	12,031	11,107	10,896	9,926
Sales finance	9,339	9,670	10,049	10,533	10,386
Revolving credit	2,537	2,477	2,463	2,458	2,421
Residential mortgage	30,357	30,471	29,864	30,334	30,384
Other lending subsidiaries	14,742	13,961	13,439	13,281	12,837
Acquired from FDIC and PCI	1,052	1,130	1,098	1,070	1,052
Total loans and leases held for investment	141,266	141,146	134,381	134,813	130,540
Loans held for sale	2,423	1,951	1,247	1,377	1,959
Total loans and leases	143,689	143,097	135,628	136,190	132,499
Total earning assets	193,909	194,822	183,612	183,151	178,464
Nonearning assets	28,156	28,577	26,490	26,066	25,067
Total assets	$222,065	$223,399	$210,102	$209,217	$203,531
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$50,559	$48,801	$46,203	$45,824	$44,153
Interest checking	27,754	28,376	25,604	24,157	22,593
Money market and savings	64,335	63,195	60,424	61,431	59,306
Time deposits	15,818	18,101	16,884	16,981	16,837
Foreign office deposits - interest-bearing	1,037	1,865	752	98	948
Total deposits	159,503	160,338	149,867	148,491	143,837
Short-term borrowings	2,128	2,951	2,771	2,698	3,572
Long-term debt	23,428	23,272	22,907	24,306	23,394
Accounts payable and other liabilities	7,090	7,228	6,731	6,344	6,116
Total liabilities	192,149	193,789	182,276	181,839	176,919
Shareholders' equity	29,916	29,610	27,826	27,378	26,612
Total liabilities and shareholders' equity	$222,065	$223,399	$210,102	$209,217	$203,531
Average balances exclude basis adjustments for fair value hedges.
(1) Excludes trading securities.

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)
	Quarter Ended
	September 30, 2016			June 30, 2016
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$3,460	$14	1.63%	$2,252	$10	1.76%
U.S. government-sponsored entities (GSE)	2,786	16	2.18	4,199	21	2.06
Mortgage-backed securities issued by GSE	37,987	195	2.05	38,911	203	2.09
States and political subdivisions	2,356	30	5.16	2,555	34	5.24
Non-agency mortgage-backed	502	19	14.81	526	31	23.81
Other	61	—	1.67	67	1	1.91
Total securities	47,152	274	2.32	48,510	300	2.47
Other earning assets	3,068	9	1.17	3,215	9	1.22
Loans and leases:
Commercial:
Commercial and industrial	51,508	436	3.37	51,646	433	3.37
CRE-income producing properties	14,667	138	3.75	14,786	139	3.79
CRE-construction and development	3,802	36	3.74	3,669	34	3.74
Dealer floor plan	1,268	7	2.09	1,305	7	2.04
Direct retail lending	11,994	130	4.30	12,031	127	4.33
Sales finance	9,339	71	3.04	9,670	74	3.05
Revolving credit	2,537	56	8.80	2,477	54	8.73
Residential mortgage	30,357	308	4.06	30,471	312	4.09
Other lending subsidiaries	14,742	298	8.05	13,961	292	8.39
Acquired from FDIC and PCI	1,052	52	19.68	1,130	48	16.91
Total loans and leases held for investment	141,266	1,532	4.32	141,146	1,520	4.32
Loans held for sale	2,423	20	3.25	1,951	16	3.43
Total loans and leases	143,689	1,552	4.30	143,097	1,536	4.31
Total earning assets	193,909	1,835	3.77	194,822	1,845	3.80
Nonearning assets	28,156			28,577
Total assets	$222,065			$223,399
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$27,754	10	0.15	$28,376	11	0.15
Money market and savings	64,335	31	0.19	63,195	29	0.19
Time deposits	15,818	20	0.50	18,101	23	0.51
Foreign office deposits - interest-bearing	1,037	1	0.38	1,865	1	0.38
Total interest-bearing deposits	108,944	62	0.23	111,537	64	0.23
Short-term borrowings	2,128	2	0.34	2,951	3	0.34
Long-term debt	23,428	121	2.05	23,272	121	2.10
Total interest-bearing liabilities	134,500	185	0.55	137,760	188	0.55
Noninterest-bearing deposits	50,559			48,801
Accounts payable and other liabilities	7,090			7,228
Shareholders' equity	29,916			29,610
Total liabilities and shareholders' equity	$222,065			$223,399
Average interest-rate spread			3.22			3.25

Net interest income/ net interest margin		$1,650	3.39%		$1,657	3.41%
Taxable-equivalent adjustment		$40			$40
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a taxable-equivalent basis.
(3) Excludes trading securities.

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)
	Quarter Ended
	March 31, 2016			December 31, 2015			September 30, 2015
	(1)	Interest	(2)	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$2,777	$12	1.70%	$2,794	$12	1.67%	$2,745	$11	1.60%
U.S. government-sponsored entities (GSE)	5,065	27	2.11	5,165	27	2.12	5,395	29	2.13
Mortgage-backed securities issued by GSE	33,774	167	1.98	32,442	156	1.94	31,329	147	1.89
States and political subdivisions	2,266	30	5.37	2,306	32	5.48	2,264	31	5.54
Non-agency mortgage-backed	636	31	19.81	697	23	12.76	736	24	12.91
Other	62	—	1.57	64	—	1.25	579	3	1.42
Total securities	44,580	267	2.40	43,468	250	2.30	43,048	245	2.27
Other earning assets	3,404	25	2.87	3,493	8	0.90	2,917	7	0.97
Loans and leases:
Commercial:
Commercial and industrial	48,013	392	3.29	48,047	387	3.20	46,462	386	3.30
CRE-income producing properties	13,490	127	3.77	13,264	135	4.02	12,514	118	3.74
CRE-construction and development	3,619	34	3.75	3,766	36	3.80	3,502	33	3.73
Dealer floor plan	1,239	6	2.02	1,164	6	1.89	1,056	4	1.91
Direct retail lending	11,107	118	4.23	10,896	108	3.97	9,926	105	4.18
Sales finance	10,049	75	3.01	10,533	76	2.86	10,386	83	3.14
Revolving credit	2,463	54	8.82	2,458	55	8.81	2,421	53	8.70
Residential mortgage	29,864	305	4.10	30,334	316	4.17	30,384	319	4.18
Other lending subsidiaries	13,439	286	8.56	13,281	287	8.57	12,837	276	8.56
Acquired from FDIC and PCI	1,098	59	21.69	1,070	56	20.85	1,052	40	14.87
Total loans and leases held for investment	134,381	1,456	4.35	134,813	1,462	4.31	130,540	1,417	4.31
Loans held for sale	1,247	12	3.77	1,377	13	3.73	1,959	18	3.75
Total loans and leases	135,628	1,468	4.35	136,190	1,475	4.31	132,499	1,435	4.31
Total earning assets	183,612	1,760	3.85	183,151	1,733	3.77	178,464	1,687	3.76
Nonearning assets	26,490			26,066			25,067
Total assets	$210,102			$209,217			$203,531
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$25,604	8	0.13	$24,157	6	0.09	$22,593	4	0.08
Money market and savings	60,424	32	0.21	61,431	32	0.21	59,306	30	0.20
Time deposits	16,884	23	0.55	16,981	24	0.58	16,837	26	0.61
Foreign office deposits - interest-bearing	752	1	0.36	98	—	0.34	948	1	0.13
Total interest-bearing deposits	103,664	64	0.25	102,667	62	0.24	99,684	61	0.24
Short-term borrowings	2,771	2	0.36	2,698	1	0.17	3,572	2	0.15
Long-term debt	22,907	126	2.19	24,306	128	2.11	23,394	123	2.12
Total interest-bearing liabilities	129,342	192	0.60	129,671	191	0.59	126,650	186	0.59
Noninterest-bearing deposits	46,203			45,824			44,153
Accounts payable and other liabilities	6,731			6,344			6,116
Shareholders' equity	27,826			27,378			26,612
Total liabilities and shareholders' equity	$210,102			$209,217			$203,531
Average interest-rate spread			3.25			3.18			3.17

Net interest income/ net interest margin		$1,568	3.43%		$1,542	3.35%		$1,501	3.35%
Taxable-equivalent adjustment		$39			$38			$37
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a taxable-equivalent basis.
(3) Excludes trading securities.

BB&T Corporation
Average Balances and Rates - Year-To-Date
(Dollars in millions)
	Year-to-Date
	September 30, 2016			September 30, 2015
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$2,832	$36	1.69%	$2,602	$30	1.55%
U.S. government-sponsored entities (GSE)	4,012	64	2.11	5,396	86	2.13
Mortgage-backed securities issued by GSE	36,895	565	2.04	30,090	449	1.99
States and political subdivisions	2,392	94	5.25	2,170	93	5.72
Non-agency mortgage-backed	555	81	19.57	770	79	13.73
Other	63	1	1.72	615	7	1.30
Total securities	46,749	841	2.40	41,643	744	2.38
Other earning assets	3,229	43	1.78	2,524	30	1.61
Loans and leases:
Commercial:
Commercial and industrial	50,393	1,261	3.34	43,502	1,047	3.22
CRE-income producing properties	14,316	404	3.77	11,315	297	3.51
CRE-construction and development	3,697	104	3.75	3,003	78	3.48
Dealer floor plan	1,270	20	2.05	1,035	14	1.84
Direct retail lending	11,712	375	4.29	8,862	273	4.11
Sales finance	9,685	220	3.03	9,788	210	2.86
Revolving credit	2,492	164	8.79	2,390	156	8.74
Residential mortgage	30,231	925	4.08	30,224	939	4.14
Other lending subsidiaries	14,050	876	8.32	11,958	780	8.72
Acquired from FDIC and PCI	1,093	159	19.40	1,087	123	15.15
Total loans and leases held for investment	138,939	4,508	4.33	123,164	3,917	4.25
Loans held for sale	1,876	48	3.42	1,811	49	3.61
Total loans and leases	140,815	4,556	4.32	124,975	3,966	4.24
Total earning assets	190,793	5,440	3.81	169,142	4,740	3.74
Nonearning assets	27,742			24,204
Total assets	$218,535			$193,346
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$27,246	29	0.14	$21,396	12	0.08
Money market and savings	62,658	92	0.20	54,962	75	0.18
Time deposits	16,931	66	0.52	16,212	83	0.68
Foreign office deposits - interest-bearing	1,217	3	0.37	759	1	0.11
Total interest-bearing deposits	108,052	190	0.24	93,329	171	0.24
Short-term borrowings	2,615	7	0.35	3,397	4	0.14
Long-term debt	23,203	368	2.12	23,019	369	2.14
Total interest-bearing liabilities	133,870	565	0.56	119,745	544	0.61
Noninterest-bearing deposits	48,528			41,802
Accounts payable and other liabilities	7,017			6,436
Shareholders' equity	29,120			25,363
Total liabilities and shareholders' equity	$218,535			$193,346
Average interest-rate spread			3.25			3.13

Net interest income/ net interest margin		$4,875	3.41%		$4,196	3.31%
Taxable-equivalent adjustment		$119			$108
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a taxable-equivalent basis.
(3) Excludes trading securities.

BB&T Corporation
Credit Quality
(Dollars in millions)
	As of
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2016	2016	2016	2015	2015
Nonperforming Assets (1)
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$413	$452	$442	$237	$211
CRE-income producing properties	38	36	48	38	45
CRE-construction and development	12	14	11	13	24
Dealer floor plan	—	—	—	—	7
Direct retail lending	55	52	51	43	39
Sales finance	6	5	7	7	6
Residential mortgage-nonguaranteed	167	171	163	173	196
Residential mortgage-government guaranteed	—	1	—	—	—
Other lending subsidiaries	66	62	64	65	57
Total nonaccrual loans and leases held for investment (1)(2)	757	793	786	576	585
Foreclosed real estate	41	53	66	82	85
Foreclosed real estate-acquired from FDIC and PCI	17	17	23	26	45
Other foreclosed property	28	23	28	28	29
Total nonperforming assets (1)(2)	$843	$886	$903	$712	$744
Performing Troubled Debt Restructurings (TDRs) (3)
Commercial:
Commercial and industrial	$46	$39	$52	$49	$54
CRE-income producing properties	14	16	18	13	12
CRE-construction and development	8	10	13	16	14
Direct retail lending	69	69	70	72	75
Sales finance	16	16	17	17	18
Revolving credit	30	31	32	33	34
Residential mortgage-nonguaranteed	287	276	281	288	275
Residential mortgage-government guaranteed (4)	393	348	317	316	321
Other lending subsidiaries	209	198	181	178	173
Total performing TDRs (3)(4)	$1,072	$1,003	$981	$982	$976
Loans 90 Days or More Past Due and Still Accruing
Direct retail lending	$7	$5	$6	$7	$12
Sales finance	4	4	4	5	4
Revolving credit	9	8	10	10	9
Residential mortgage-nonguaranteed	66	56	55	55	61
Residential mortgage-government guaranteed (5)	414	415	434	486	481
Acquired from FDIC and PCI	92	122	100	114	167
Total loans 90 days past due and still accruing (5)	$592	$610	$609	$677	$734
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$34	$20	$27	$36	$26
CRE-income producing properties	3	8	7	13	6
CRE-construction and development	2	2	6	9	2
Direct retail lending	62	53	48	58	46
Sales finance	60	61	53	72	63
Revolving credit	20	19	18	22	20
Residential mortgage-nonguaranteed	354	361	350	397	368
Residential mortgage-government guaranteed (6)	112	81	66	78	76
Other lending subsidiaries	288	261	207	304	274
Acquired from FDIC and PCI	45	48	43	42	28
Total loans 30-89 days past due (6)	$980	$914	$825	$1,031	$909
Excludes loans held for sale.
(1) Loans acquired from the FDIC and PCI are accounted for using the accretion method.
(2) During the third quarter of 2016, approximately $25 million of nonaccrual commercial and industrial loans were transferred to held for sale. During the second quarter of 2016, approximately $46 million of nonaccrual commercial and industrial loans were sold. During the first quarter of 2016, approximately $32 million of nonaccrual residential mortgage loans were sold. During the fourth quarter of 2015, approximately $50 million of nonaccrual residential mortgage loans were sold.

(3) Excludes TDRs that are nonperforming totaling $134 million, $146 million, $172 million, $146 million and $154 million at September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, respectively. These amounts are included in total nonperforming assets. Trial modifications are excluded because the specific types and amounts of concessions offered to borrowers frequently change between the trial modification and the permanent modification.

(4) During the second quarter of 2016, BB&T began repurchasing certain delinquent government guaranteed GNMA mortgage loans, including certain loans that were considered troubled debt restructurings.
(5) Includes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase that are past due 90 days or more totaling $46 million, $49 million, $323 million, $365 million and $353 million at September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, respectively.

(6) Includes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase that are past due 30-89 days totaling $2 million, $2 million, $2 million, $2 million and $3 million at September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, respectively.

BB&T Corporation
Credit Quality
(Dollars in millions)
	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2016	2016	2016	2015	2015
Allowance for Credit Losses
Beginning balance	$1,603	$1,580	$1,550	$1,551	$1,535
Provision for credit losses (excluding loans acquired from FDIC and PCI)	150	109	182	128	100
Provision (benefit) for loans acquired from FDIC and PCI	(2)	2	2	1	3
Charge-offs:
Commercial:
Commercial and industrial	(23)	(26)	(56)	(19)	(16)
CRE-income producing properties	(5)	—	(2)	(3)	(4)
CRE-construction and development	(1)	—	—	(1)	(1)
Dealer floor plan	—	—	—	—	—
Direct retail lending	(12)	(12)	(13)	(14)	(15)
Sales finance	(7)	(6)	(8)	(10)	(5)
Revolving credit	(18)	(16)	(19)	(16)	(17)
Residential mortgage-nonguaranteed	(11)	(8)	(7)	(14)	(7)
Residential mortgage-government guaranteed	(2)	(1)	(1)	(2)	(3)
Other lending subsidiaries	(91)	(73)	(92)	(85)	(77)
Acquired from FDIC and PCI	—	—	—	—	—
Total charge-offs	(170)	(142)	(198)	(164)	(145)
Recoveries:
Commercial:
Commercial and industrial	6	12	12	8	8
CRE-income producing properties	3	1	3	1	3
CRE-construction and development	3	5	1	2	3
Dealer floor plan	—	—	—	—	—
Direct retail lending	7	6	7	6	8
Sales finance	3	3	3	2	2
Revolving credit	5	5	5	5	5
Residential mortgage-nonguaranteed	1	1	1	1	1
Residential mortgage-government guaranteed	—	—	—	—	—
Other lending subsidiaries	12	12	12	9	8
Total recoveries	40	45	44	34	38
Net charge-offs	(130)	(97)	(154)	(130)	(107)
Other	—	9	—	—	20
Ending balance	$1,621	$1,603	$1,580	$1,550	$1,551
Allowance for Credit Losses
Allowance for loan and lease losses (excluding loans acquired from the FDIC and PCI)	$1,448	$1,442	$1,425	$1,399	$1,398
Allowance for loans acquired from the FDIC and PCI	63	65	63	61	60
Reserve for unfunded lending commitments	110	96	92	90	93
Total	$1,621	$1,603	$1,580	$1,550	$1,551

				As of/For the
				Nine Months Ended
				September 30
				2016	2015
Allowance for credit losses
Beginning balance				$1,550	$1,534
Provision for credit losses (excluding loans acquired from FDIC and PCI)				441	302
Provision (benefit) for loans acquired from FDIC and PCI				2	(3)
Charge-offs:
Commercial:
Commercial and industrial				(105)	(62)
CRE-income producing properties				(7)	(17)
CRE-construction and development				(1)	(3)
Dealer floor plan				—	—
Direct retail lending				(37)	(40)
Sales finance				(21)	(16)
Revolving credit				(53)	(54)
Residential mortgage-nonguaranteed				(26)	(26)
Residential mortgage-government guaranteed				(4)	(4)
Other lending subsidiaries				(256)	(201)
Acquired from FDIC and PCI				—	(1)
Total charge-offs				(510)	(424)
Recoveries:
Commercial:
Commercial and industrial				30	29
CRE-income producing properties				7	6
CRE-construction and development				9	9
Dealer floor plan				—	—
Direct retail lending				20	23
Sales finance				9	7
Revolving credit				15	15
Residential mortgage-nonguaranteed				3	2
Residential mortgage-government guaranteed				—	—
Other lending subsidiaries				36	27
Total recoveries				129	118
Net charge-offs				(381)	(306)
Other				9	24
Ending balance				$1,621	$1,551

BB&T Corporation
Credit Quality
	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2016	2016	2016	2015	2015
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.69%	0.64%	0.61%	0.76%	0.67%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.42	0.43	0.45	0.50	0.54
Nonperforming loans and leases as a percentage of loans and leases	0.53	0.56	0.58	0.42	0.43
Nonperforming assets as a percentage of:
Total assets	0.38	0.40	0.42	0.34	0.36
Loans and leases plus foreclosed property	0.59	0.62	0.67	0.52	0.55
Net charge-offs as a percentage of average loans and leases	0.37	0.28	0.46	0.38	0.32
Allowance for loan and lease losses as a percentage of loans and leases	1.06	1.06	1.10	1.07	1.08
Ratio of allowance for loan and lease losses to:
Net charge-offs	2.91X	3.88X	2.40X	2.83X	3.44X
Nonperforming loans and leases	2.00X	1.90X	1.89X	2.53X	2.49X
Asset Quality Ratios (Excluding Government Guaranteed and Acquired From FDIC and PCI) (1)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.06%	0.05%	0.06%	0.06%	0.06%

				As of/For the
				Year Ended
				Sept. 30
				2016	2015
Asset Quality Ratios
Net charge-offs as a percentage of average loans and leases				0.37%	0.33%
Ratio of allowance for loan and lease losses to net charge-offs				2.97 X	3.58 X
Applicable ratios are annualized. Loans and leases exclude loans held for sale.
(1) The ratio of loans greater than 90 days and still accruing interest as a percentage of loans held for investment has been adjusted to remove the impact of loans that were covered by FDIC loss sharing agreements and purchased credit impaired ("PCI") loans as well as government guaranteed loans. Management believes that their inclusion may result in distortion of these ratios such that they might not be comparable to other periods presented or to other portfolios that were not impacted by purchase accounting or reflective of asset collectibility.

BB&T Corporation
Credit Quality - Supplemental Information
(Dollars in millions)
	As of September 30, 2016
			Past Due 30-89		Past Due 90+
Troubled Debt Restructurings	Current Status		Days		Days		Total
Performing TDRs: (1)
Commercial:
Commercial and industrial	$46	100.0%	$—	—%	$—	—%	$46
Commercial real estate—income producing properties	14	100.0	—	—	—	—	14
Commercial real estate—construction and development	8	100.0	—	—	—	—	8
Direct retail lending	66	95.7	3	4.3	—	—	69
Sales finance	15	93.7	1	6.3	—	—	16
Revolving credit	26	86.7	3	10.0	1	3.3	30
Residential mortgage—nonguaranteed	237	82.6	42	14.6	8	2.8	287
Residential mortgage—government guaranteed	188	47.8	67	17.1	138	35.1	393
Other lending subsidiaries	176	84.2	33	15.8	—	—	209
Total performing TDRs (1)	776	72.4	149	13.9	147	13.7	1,072
Nonperforming TDRs (2)	66	49.3	11	8.2	57	42.5	134
Total TDRs (1)(2)	$842	69.8%	$160	13.3%	$204	16.9%	$1,206

			Quarter Ended
			Sept. 30	June 30	March 31	Dec. 31	Sept. 30
			2016	2016	2016	2015	2015
Net charge-offs as a percentage of average loans and leases:
Commercial:
Commercial and industrial			0.13%	0.11%	0.37%	0.09%	0.07%
CRE—income producing properties			0.06	(0.02)	(0.02)	0.05	0.03
CRE—construction and development			(0.26)	(0.48)	(0.12)	(0.10)	(0.25)
Direct retail lending			0.17	0.17	0.24	0.30	0.29
Sales finance			0.18	0.13	0.21	0.28	0.12
Revolving credit			1.97	1.86	2.19	1.85	1.88
Residential mortgage			0.16	0.11	0.09	0.19	0.11
Other lending subsidiaries			2.15	1.74	2.39	2.30	2.12
Acquired from FDIC and PCI			—	0.04	—	0.11	0.17
Total loans and leases			0.37	0.28	0.46	0.38	0.32
Applicable ratios are annualized.
(1) Past due performing TDRs are included in past due disclosures.
(2) Nonperforming TDRs are included in nonaccrual loan disclosures.

BB&T Corporation
Preliminary Capital Information - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)
	As of / Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2016	2016	2016	2015	2015
Selected Capital Information
Risk-based capital:
Common equity tier 1	$17,824	$17,568	$17,320	$17,081	$16,822
Tier 1	20,876	20,620	20,373	19,682	19,422
Total	24,795	24,525	24,355	23,753	23,612
Risk-weighted assets	177,149	176,021	166,781	166,611	165,990
Average quarterly tangible assets	212,825	214,235	202,200	201,541	195,623
Risk-based capital ratios:
Common equity tier 1	10.1%	10.0%	10.4%	10.3%	10.1%
Tier 1	11.8	11.7	12.2	11.8	11.7
Total	14.0	13.9	14.6	14.3	14.2
Leverage capital ratio	9.8	9.6	10.1	9.8	9.9
Equity as a percentage of total assets	13.5	13.4	13.3	13.0	13.1
Common equity per common share	$33.27	$32.72	$32.14	$31.66	$31.56

Calculations of Tangible Common Equity and Related Measures: (1)
Total shareholders' equity	$30,091	$29,743	$28,239	$27,340	$27,264
Less:
Preferred stock	3,053	3,053	3,054	2,603	2,603
Noncontrolling interests	39	39	39	34	40
Intangible assets	10,519	10,567	9,215	9,234	9,198
Tangible common equity	$16,480	$16,084	$15,931	$15,469	$15,423

Outstanding shares at end of period (in thousands)	811,424	814,500	782,379	780,337	780,150

Tangible Common Equity Per Common Share	$20.31	$19.75	$20.36	$19.82	$19.77
(1) Tangible common equity and related measures are non-GAAP measures. BB&T's management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation. These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.

BB&T Corporation
Selected Items & Additional Information
(Dollars in millions, except per share data)
				Favorable (Unfavorable)
					After-Tax at
Selected Items				Pre-Tax	Marginal Rate
Third Quarter 2016
Settlement of FHA-insured loans matters and related recovery	Other expense			$73	$46

Charitable contribution	Other expense			(50)	(31)

Second Quarter 2016
Income tax adjustment	Provision for income taxes			N/A	13

First Quarter 2016
Energy-related provision in excess of charge-offs	Provision for credit losses			(28)	(17)

Fourth Quarter 2015
None				N/A	N/A

Third Quarter 2015
None				N/A	N/A

Second Quarter 2015
Gain on sale of American Coastal, excluding goodwill				23	15
Allocation of non-deductible goodwill to American Coastal				(49)	(49)
Net loss on sale of American Coastal	Other income			(26)	(34)

Loss on early extinguishment of debt	Debt extinguishment charges			(172)	(107)
Income tax adjustment	Provision for income taxes			N/A	107

First Quarter 2015
None				N/A	N/A

	As of / Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2016	2016	2016	2015	2015
Selected Mortgage Banking Information
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	$30	$(76)	$(134)	$31	$(89)
MSRs hedge gains (losses)	3	86	143	(24)	94
Net	$33	$10	$9	$7	$5

Residential mortgage loan originations	$6,264	$5,605	$3,602	$3,535	$5,039

Residential mortgage servicing portfolio (1):
Loans serviced for others	90,157	89,970	90,541	91,132	90,446
Bank-owned loans serviced	32,303	32,647	30,962	31,037	32,134
Total servicing portfolio	122,460	122,617	121,503	122,169	122,580

Weighted-average coupon rate	4.06%	4.09%	4.11%	4.12%	4.13%
Weighted-average servicing fee	0.282	0.284	0.285	0.286	0.287
Selected Miscellaneous Information
Derivatives notional amount	$74,548	$79,068	$70,658	$67,525	$72,978
Fair value of derivatives, net	80	180	224	178	286

Common stock prices:
High	38.81	37.02	37.03	39.47	41.90
Low	33.72	32.22	29.95	34.24	34.73
End of period	37.72	35.61	33.27	37.81	35.60

Banking offices	2,220	2,249	2,137	2,139	2,150
ATMs	3,183	3,321	3,185	3,181	3,361
FTEs	37,662	37,644	35,748	36,059	35,002
(1) Amounts reported are unpaid principal balance.

BB&T Corporation
Non-GAAP Reconciliations
(Dollars in millions)
	Quarter Ended					Year-to-Date
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30	Sept. 30	Sept. 30
Efficiency Ratio (1)	2016	2016	2016	2015	2015	2016	2015
Efficiency Ratio Numerator - Noninterest Expense - GAAP	$1,711	$1,797	$1,545	$1,597	$1,594	$5,053	$4,669
Amortization of intangibles	(38)	(42)	(32)	(32)	(29)	(112)	(73)
Merger-related and restructuring charges, net	(43)	(92)	(23)	(50)	(77)	(158)	(115)
Gain (loss) on early extinguishment of debt	—	—	1	—	—	1	(172)
Charitable contribution	(50)	—	—	—	—	(50)	—
Settlement of FHA-insured loan matters and related recovery	73	—	—	—	—	73	—
Efficiency Ratio Numerator - Adjusted	$1,653	$1,663	$1,491	$1,515	$1,488	$4,807	$4,309

Efficiency Ratio Denominator - Revenue - GAAP	$2,774	$2,747	$2,545	$2,519	$2,452	$8,066	$7,092
Taxable equivalent adjustment	40	40	39	38	37	119	108
Securities (gains) losses, net	—	—	(45)	—	2	(45)	3
Loss on sale of American Coastal	—	—	—	—	—	—	26
Efficiency Ratio Denominator - Adjusted	$2,814	$2,787	$2,539	$2,557	$2,491	$8,140	$7,229

Efficiency Ratio - GAAP	61.7%	65.4%	60.7%	63.4%	65.0%	62.6%	65.8%
Efficiency Ratio - Adjusted	58.7	59.6	58.8	59.2	59.8	59.1	59.6
(1) BB&T's management uses this measure in their analysis of the Corporation's performance and believes it provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrating the effects of significant gains and charges.

	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
Return on Average Tangible Common Shareholders' Equity (1)	2016	2016	2016	2015	2015
Net income available to common shareholders	$599	$541	$527	$502	$492
Plus: Amortization of intangibles, net of tax	24	26	20	21	18
Tangible net income available to common shareholders	$623	$567	$547	$523	$510

Average common shareholders' equity	$26,824	$26,519	$25,076	$24,736	$23,957
Less: Average intangible assets	10,545	10,574	9,226	9,224	8,666
Average tangible common shareholders' equity	$16,279	$15,945	$15,850	$15,512	$15,291
Return on average tangible common shareholders' equity	15.20%	14.33%	13.87%	13.37%	13.23%

				Year-to-Date Sept. 30,
				2016	2015
Net income available to common shareholders				$1,667	$1,434
Plus: Amortization of intangibles, net of tax				70	45
Tangible net income available to common shareholders				$1,737	$1,479

Average common shareholders' equity				$26,142	$22,690
Less: Average intangible assets				10,117	7,847
Average tangible common shareholders' equity				$16,025	$14,843
Return on average tangible common shareholders' equity				14.48%	13.32%
(1) BB&T's management uses this measure to evaluate the return on average common shareholders' equity without the impact of intangible assets and their related amortization and believes that investors may find the information useful in their analysis of the company.